UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 24, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-C32
(Central Index Key Number 0002049300)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Greystone Commercial Mortgage Capital LLC
(Central Index Key Number 0001931347)
(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-07	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01.	Other Events.

On January 24, 2025, Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, SGAS, BMO Capital Markets, DBSI, KeyBanc, UBS Securities, WFS, CGMI and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of January 24, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on February 12, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $859,773,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $139,963,508, to Barclays, SGAS, BMO Capital Markets, DBSI, KeyBanc, UBS Securities, WFS, CGMI, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of January 24, 2025 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2025-C32, Commercial Mortgage Pass-Through Certificates, Series 2025-C32 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class J-RR, Class K-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Shops at Mission Viejo	4.3	N/A
Greene Town Center	4.4	N/A
MIC Parking Portfolio	4.5	N/A
Phoenix Industrial Portfolio XII	4.6	(1)
SOMO Village	4.7	4.2

(1)                             The subject Whole Loan will be serviced under the Pooling and Servicing Agreement, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

KeyBank National Association (“KeyBank”) will be appointed as a primary with respect to five (5) Mortgage Loans, representing approximately 2.0% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of February 1, 2025 and attached hereto as Exhibit 4.8, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor's Prospectus dated January 24, 2025 and as filed with the Securities and Exchange Commission on January 28, 2025 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of the KeyBank Primary Servicing Agreement”.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2025-C32 (the “Issuing Entity”), a common law trust fund to be formed on February 12, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of February 12, 2025, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of February 12, 2025, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (iii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of February 12, 2025, among the Registrant, Société Générale and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (iv) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of February 12, 2025, between the Registrant and WFB (the “WFB Mortgage Loan Purchase Agreement”), (v) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of February 12, 2025, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”), (vi) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of February 12, 2025, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (vii) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of February 12, 2025, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (viii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of February 12, 2025, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (ix) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of February 12, 2025, between the Registrant and SMC (the “SMC Mortgage Loan Purchase Agreement”), (x) Greystone Commercial Mortgage Capital LLC (“GCMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of February 12, 2025, among the Registrant, GCMC and Greystone Select Company II LLC (the “GCMC Mortgage Loan Purchase Agreement”), (xi) Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.11 and dated and effective as of February 12, 2025, between the Registrant and ZBNA (the “ZBNA Mortgage Loan Purchase Agreement”), (xii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.12 and dated and effective as of February 12, 2025, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), and (xiii) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.13 and dated and effective as of February 12, 2025, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated January 24, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on January 28, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of January 24, 2025.

The related registration statement (file no. 333-276033) was originally declared effective on April 12, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of January 24, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., UBS Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of May 1, 2023, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company L.P., as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Agreement Among Note Holders, dated as of December 4, 2024, by and among Barclays Capital Real Estate Inc., as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder, Note A-1-4 Holder and Note A-1-5 Holder, Citi Real Estate Funding Inc., as Note A-2-1 Holder and Note A-2-2 Holder and Société Générale Financial Corporation, as Note A-3-1 Holder, Note A-3-2 Holder and Note A-3-3 Holder.
Exhibit 4.4	Co-Lender Agreement, dated as of October 2, 2024, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.5	Co-Lender Agreement, dated as of January 24, 2025, by and between AREF2 WH BC LLC, as Initial Note A-1 Holder, and AREF2 WH BC LLC, as Initial Note A-2 Holder.
Exhibit 4.6	Agreement Between Note Holders, dated as of January 15, 2025, by and between UBS AG, as Note A-1 Holder, UBS AG, as Note A-2-1 Holder, UBS AG, as Note A-2-2 Holder, and UBS AG, as Note A-3 Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of April 13, 2023, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.8	Primary Servicing Agreement, dated as of February 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 24, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Wells Fargo Bank, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, among Greystone Commercial Mortgage Capital LLC, as seller, Greystone Select Company II LLC, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.11	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Zions Bancorporation, N.A., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.12	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.13	Mortgage Loan Purchase Agreement, dated and effective as of February 12, 2025, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2025	BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer